CONVERTIBLE SUBORDINATED NOTES	12 Months Ended
Dec. 31, 2012
CONVERTIBLE SUBORDINATED NOTES [Abstract]
CONVERTIBLE SUBORDINATED NOTES
NOTE 4 - CONVERTIBLE SUBORDINATED NOTES:
a.
On March 27, 2007, Orckit issued approximately $25.0 million principal amount of Series A convertible subordinated notes (the "Series A Notes") in a private placement. The Series A Notes were issued at their par value of NIS 107 million. The Series A Notes are linked to the Israeli consumer price index ("CPI") and pay interest, in NIS, semi-annually at the rate per annum of 6%, linked to the Israeli CPI. Series A Notes were due in 2017. Holders of the Series A Notes had the right to request repayment of the principal amount in March 2012 and the Company presented the Notes balance as part of current liabilities in the consolidated balance sheet as of December 31, 2011. The Series A Notes were convertible at the election of the holders, at any time, into ordinary shares of Orckit at the initial conversion price of NIS 63 (equivalent to $15.00 per share on issuance date), subject to adjustment for customary events. Orckit had a right to force conversion of the Series A Notes at the conversion price if the market price of its ordinary shares exceeds $30.00 per share on 20 trading days within any consecutive 30 trading day period, subject to adjustment for customary events. Orckit listed the Notes on the Tel Aviv Stock Exchange.

Since the conversion price of the Notes is denominated in NIS, and the Company's functional currency is the U.S. dollar, this conversion option is deemed to be an embedded derivative that should be measured and accounted for separately. Accordingly, the conversion option is marked to market each reporting period with the difference recorded as financial income or expense.

The Company measured the fair value of the conversion feature on the issuance date at approximately $4.8 million. Since approximately $25 million was raised, the remaining $20 million was allocated to the Series A Notes, thereby creating a discount and increasing the effective interest rate. The discount was amortized over the period from issuance date to March 2012, the earliest possible repayment date. The amortized balance of the discount at December 31, 2011 and 2012 is $300,000 and 0, respectively. The amortized balance of the discount at December 31, 2011 and 2012 is net of a relative portion of the amount allocated to a portion of the Series A convertible notes that was repurchased in previous years.

The fair value of the remaining face value notes balance at December 31, 2012, as traded on the Tel Aviv Stock Exchange, net of a relative portion of the amount allocated to a portion of the Series A convertible notes that was repurchased in previous years, was approximately $2.1 million.

On February 15, 2012, the Company reached a written agreement (hereafter - "the Arrangement") with the respective representatives of the holders of its Series A Notes and the holders of the Company's Series B convertible subordinated notes (the "Series B Notes", see b below) with respect to a proposed arrangement under Section 350 of the Israeli Companies Law. The Arrangement provided, regarding the Series A Notes, for the deferral of the March 2012 right for repayment over approximately 29 months, with aggregate payments of $9.0 million in August 2012, $2.3 million in October 2012, $1.3 million in March 2013 and $11 million (plus all accrued and unpaid interest) in July 2014. The Arrangement did not reduce the total amounts payable to the note holders. In order to attempt to encourage note holders to convert their notes, the conversion price of the Series A Notes was decreased for a certain period.

On June 19, 2012, the Company received the final approval of the District Court of Tel Aviv to the Arrangement, following the approval of the Tel Aviv Stock Exchange and the Israel Securities Authority.

On July 2, 2012, the Company consummated the Arrangement with the holders of its Series A Notes and Series B Notes. Pursuant to the terms of the Arrangement, the conversion price of the Series A Notes was reduced from NIS 63.00 (approximately $16.10) per share to NIS 1.37 per share (approximately $0.35) during the period from July 3, 2012 and to July 22, 2012. Thereafter, the conversion price of the Series A increased to NIS 7.61 per share (approximately $1.95).

Between July 3, 2012 and August 6, 2012, an aggregate of NIS 3,260,125 (approximately $816,000) principal amount of Series A were converted into 2,379,653 ordinary shares.

During August 2012 and October 2012, the Company repaid an aggregate principal amount of NIS 29,662,842 (approximately $7.4 million) and NIS 7,535,235 (approximately $1.9 million) the Series A Notes respectively.

The foregoing does not include NIS 26,000,000 (or approximately $6.6 million) aggregate principal amount of Series A that were purchased in the open market by Orckit-Corrigent Ltd., a wholly-owned subsidiary of the Company, in 2009 and are now secured by a lien in favor of the trustee of Series A.
These conversions and repayments reduced the aggregate outstanding principal amount of Series A to NIS 40,537,125 (approximately $10.9 million) as of December 31, 2012.

The Arrangement was considered to be a troubled debt restructuring under ASC 470-60 based on both quantitative and qualitative factors. Based on the future undiscounted cash flow payments being greater than the net carrying value of the original debt, no gain was recorded in the Company's Statement of Operations. A new effective interest rate was established based on the revised cash flows as a result of the Arrangement.

Pursuant to the arrangement, the Company has the right to force the conversion of the Series A Notes and the Series B Notes (see b below) at the price of $1.95 per share if the prevailing market price of its ordinary shares is at least $3.00 per share. Prevailing market price is the price on the Tel Aviv Stock Exchange for any 20 trading days within a period of 30 consecutive trading days.

Since the conversion price of the Notes is denominated in NIS, and the Company's functional currency is the U.S. dollar, this conversion option is deemed to be an embedded derivative that should be measured and accounted for separately. Accordingly, the conversion option is marked to market each reporting period with the difference recorded as financial income or expense. The fair value of the conversion feature measured by the Company on December 31, 2011, on the Arrangement date and on December 31, 2012 was 0, $293,000 and $22,000 respectively.

b.
In June 2011, the Company issued approximately $9.0 million principal amount of Series B Notes in a public offering in Israel. The Notes were issued at a price of NIS 940 per unit (each unit comprised of NIS 1,000 principal amount of Series B Notes). The Series B notes were due in 2017, bear interest at the rate of 8% per year, are not linked to the Israeli CPI and were convertible into the Company's ordinary shares at the election of the holder thereof at the price of NIS 10.00 per share (approximately $2.95), subject to adjustment for customary events. The gross proceeds of the offering were approximately $8.5 million and the net proceeds of the offering were approximately $8.0 million.

The issuance included the sale to the Company's two founders, which were executive officers and directors of the Company, of NIS 7,277,000 principal amount of the Series B Notes (approximately $2.2 million). The purchases by the Company's two founders were made on the same terms as all other individual investors and institutional investors, respectively, in the public offering in Israel.

As detailed in section a above, on February 15, 2012 the Company reached an Arrangement with the holders of the Series A Notes and the holders of the Series B Notes. The Arrangement provided, regarding the Series B Notes, an early repayment of a portion of the Series B Notes, of up to an aggregate of $1.2 million in early payments between August 2012 and July 2014 for holders who elect to ask for it. The remaining balance of the principal amount of Series B Notes is due in December 2017. The Arrangement did not reduce the total amounts payable to the note holders.

The conversion price of the Series B was reduced from NIS 10.00 (approximately $2.56) per share to NIS 7.61 per share (approximately $1.95) during the period from July 3, 2012 to July 12, 2012, further reduced to NIS 1.83 per share (approximately $0.47) until August 6, 2012 and thereafter, the conversion price of the Series B Notes returned to NIS 7.61 per share.
An aggregate of NIS 10,720,285 (approximately $2,685,000) principal amount of Series B were converted into 5,858,079 ordinary shares including NIS 6,731,000 (approximately $1,686,000) principal amount held by Mr. Izhak Tamir, President, Chief Financial Officer and a director of the Company, and NIS 546,000 (approximately $137,000) principal amount of Series B held by Mr. Eric Paneth, Chairman of Board of directors of the Company, which were all the notes held by them.

During August 2012 and October 2012, the Company repaid an aggregate principal amount of NIS 2,117,181 (approximately $525,000) and NIS 1,398,724 (approximately $358,000) of the Series B Notes respectively.
These conversions and repayments reduced the aggregate outstanding principal amount of the Series B Notes to NIS 16,542,810 (approximately $4.4 million) as of December 31, 2012.

The Company records the Series B Notes on its consolidated balance sheet at their fair value, $528,000 as of December 31, 2012, as traded on the Tel Aviv Stock Exchange (see also Note 9d).

Following is the roll forward of Series A and Series B during 2012.

	Series A	Series B
	Principal amount NIS in thousands
Balance at beginning of year	* 80,995	30,779
Conversion	3,260	10,720
Redemption	37,198	3,516
Balance at end of year	40,537	16,543
*	Excluding NIS 26,000 thousand principal amount that were purchased in the open market by Orckit-Corrigent Ltd., a wholly-owned subsidiary of the Company in 2009.

The following table represents the remaining payments of principal amounts of Series A and Series B due as of December 31, 2012 utilizing the December 31, 2012 exchange rate of 3.733. The Series A amounts do not include an adjustment for CPI. The Series B amounts are not adjusted for fair value.

	Series A	Series B
	In thousands
March 2013	$1,155	$150
July 2014	9,704	204
December 2017		4,077
	$10,859	$4,431